New Standards, Interpretations and Amendments Adopted By The Group	12 Months Ended
Dec. 31, 2018
Disclosure of expected impact of initial application of new standards or interpretations [abstract]
NEW STANDARDS, INTERPRETATIONS AND AMENDMENTS ADOPTED BY THE GROUP

NOTE 3:- NEW STANDARDS, INTERPRETATIONS AND AMENDMENTS ADOPTED BY THE GROUP

1.	Amendments to IFRS 10 and IAS 28 regarding sale or transfer of assets between an investor and its associate or joint venture:

In September 2014, the IASB adopted amendments to IFRS 10 and IAS 28 (which we refer to as the Amendments) regarding the accounting treatment of the sale or transfer of assets (an asset, a group of assets or a subsidiary) between an investor and its associate or joint venture.

Under the Amendments, when an investor loses control of a subsidiary or a group of assets that are not a business in a transaction with its associate or joint venture, the gain will be partially eliminated such that the gain to be recognized is the gain from the sale to the other investors in the associate or joint venture. According to the Amendments, if the remaining rights held by the investor represent a financial asset as defined in IFRS 9, the gain will be recognized in full.

If the transaction with an associate or joint venture involves loss of control of a subsidiary or a group of assets that are a business, the gain will be recognized in full.

The Amendments are to be applied prospectively. A mandatory effective date has not yet been determined by the IASB, but early adoption is permitted.

2.	IFRS 16, "Leases":

In January 2016, the IASB issued IFRS 16, "Leases" (which we refer to as IFRS 16). According to IFRS 16, a lease is a contract, or part of a contract, that conveys the right to use an asset for a period of time in exchange for consideration.

Under IFRS 16:

-	Lessees are required to recognize an asset and a corresponding liability in the statement of financial position in respect of all leases (except in certain cases) similar to the accounting treatment of finance leases according to the existing IAS 17, "Leases". Lessees are required to initially recognize a lease liability for the obligation to make lease payments and a corresponding right-of-use asset. Lessees will also recognize interest and depreciation expense separately.

-	Variable lease payments that are not dependent on changes in the Consumer Price Index, or CPI, or interest rates, but are based on performance or use (such as a percentage of revenues) are recognized as an expense by the lessees as incurred and recognized as income by the lessors as earned.

-	In the event of change in variable lease payments that are CPI-linked, lessees are required to remeasure the lease liability and the effect of the remeasurement is an adjustment to the carrying amount of the right-of-use asset.

-	IFRS 16 includes two exceptions according to which lessees are permitted to elect to apply a method similar to the current accounting treatment for operating leases. These exceptions are leases for which the underlying asset is of low value and leases with a term of up to one year.

-	The accounting treatment by lessors remains substantially unchanged, namely classification of a lease as a finance lease or an operating lease.

IFRS 16 is effective for annual periods beginning on or after January 1, 2019, and the Group expects its adoption to have a material impact on its consolidated statements of financial position.

IFRS 16 permits lessees to use one of the following approaches:

1.	Full retrospective approach - according to this approach, a right-of-use asset and the corresponding liability will be recorded in the statement of financial position as if they had always been measured according to the provisions of IFRS 16, with the effect of the adoption at the beginning of the earliest period presented will be recorded in equity.

2.	Modified retrospective approach - this approach does not require restatement of comparative data. The balance of the liability as of the date of initial application of IFRS 16 will be calculated using the lessee's incremental borrowing rate of interest on the date of the initial application of IFRS 16. As for the measurement of the right-of-use asset, the Group may choose, on a lease-by-lease basis, to apply one of the two following alternatives:

i)	Recognize an asset in an amount equal to the lease liability, with certain adjustments.
ii)	Recognize an asset as if IFRS 16 had always been applied.

The Group believes that it will apply the modified retrospective approach upon the initial adoption of IFRS 16, whereby the right-of-use asset in certain real-estate leases will be measured as if the new standard had always been applied, while the right-of-use assets in respect of other leases will be measured at an amount equal to the lease liability, as measured on the transition date.

The Group has leases mainly of real estate and vehicles in a significant amount. In assessing the impact of IFRS 16 on the financial statements, the Group is evaluating the following matters:

Options to extend the lease - In accordance with IFRS 16, the non-cancellable periods of leases include periods that are covered by options to extend the leases if the lessees are reasonably certain to exercise the option. The Group is reviewing whether such options exist in its lease agreements and whether it is reasonably certain that it will exercise the options. As part of its assessment, the Group is evaluating all relevant facts and circumstances that create an economic incentive to exercise the options, including significant leasehold improvements that have been or are expected to be undertaken, the importance of the underlying assets to the Group's operations and past experience in connection with the exercise of such options.

Separation of contract components - In accordance with IFRS 16, all lease components within a contract should be accounted for separately from non-lease components. A lessee is allowed a practical expedient according to which it can elect, by class of underlying asset, not to separate non-lease components from lease components, and instead account for them as a single lease component. The Group is reviewing whether such non-lease components, such as management and maintenance services, exist in its current lease contracts and whether the above practical expedient should be applied to each class of underlying asset.

Interest on capitalization - the Group is estimating the incremental interest rate to be used for measuring its lease liabilities and right-of-use assets on the date of initial adoption of IFRS 16, based on the leases' terms and nature of the leased assets.

The Group is also evaluating the need for making adjustments to its information systems, internal controls, policies and procedures that will be necessary in order to apply the provisions of IFRS 16.

The Group estimates that the effect of the initial implementation of IFRS 16 as of January 1, 2019 is expected to result in an increase in the Group's total assets in an amount of approximately $108,800  an increase in the Group's total liabilities in an amount of approximately $111,100 and a decrease in the balance of the Company's shareholders' equity in an amount of $2,300.

The Group estimates that the implementation of the new standard will not have an impact on the Group's compliance with the financial covenants under the Group's outstanding debenture series.

The above quantitative disclosure relates to the known effects to the Company and its subsidiaries as at that date and in accordance with the existing lease contracts in effect as of January 1, 2019.